                                                                     Exhibit 1.1

                             ST ACQUISITION CORP.

                                 $275,000,000

                   10.25% Senior Subordinated Notes due 2010

                              PURCHASE AGREEMENT
                              ------------------

                                                                  March 31, 2000

CIBC WORLD MARKETS CORP.
CHASE SECURITIES INC.
BARCLAYS CAPITAL INC.
c/o CIBC World Markets Corp.
425 Lexington Avenue
3rd Floor
New York, New York  10017

Ladies and Gentlemen:

          ST Acquisition Corp., a Texas corporation ("Acquisition"), hereby confirms its agreement with you (the "Initial Purchasers"), as set forth below.

          1.  The Notes.  Subject to the terms and conditions herein contained,
              ---------
Acquisition proposes to issue and sell to the Initial Purchasers $275,000,000 aggregate principal amount of its 10.25% Senior Subordinated Notes due 2010 (the "Notes").

          The Notes are being sold in connection with the merger (the "Merger") of Acquisition with and into TNP Enterprises, Inc., a Texas corporation (the "Company"), with the Company surviving the Merger pursuant to the Agreement and Plan of Merger dated as of May 24, 1999 by and among SW Acquisition, L.P. (the "Partnership"), Acquisition and the Company (as amended through the date hereof and together with all ancillary agreements entered into in connection therewith, the "Merger Agreement"). The time of the consummation of the Merger is referred to herein as the "Effective Time."

          The Merger will be financed with the proceeds of (i) a new credit facility of up to $185.0 million consisting of a $25 million revolving credit facility and a senior secured term loan of $160 million provided under a Credit Agreement, dated as of April 7, 2000, among Acquisition, the lenders party thereto in their capacities as lenders thereunder, Canadian Imperial Bank of Commerce, as administrative agent, and CIBC World Markets Corp. and Chase Securities Inc., as co-arrangers and co-book managers (the "Credit Agreement");
(ii) not less than a $100.0 million common equity investment by CIBC World Markets Corp. and
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                                      -2-

certain other investors in the Partnership and the investment by the Partnership in Acquisition of a portion of such amount which, together with the other financing, is sufficient to consummate the Merger; (iii) the issuance and sale of 100,000 shares of Senior Redeemable Preferred Stock of Acquisition (the "Preferred Stock"); and (iv) the issuance and sale of the Notes. The Merger and items (i) through (iv) above are sometimes collectively referred to herein as the "Transactions."

          Immediately after the Effective Time, the Company will execute an assumption agreement (the "Assumption Agreement"), substantially in the form attached hereto as Exhibit A, pursuant to which (i) the Company, as survivor of
                   ---------
the Merger, will assume all of the obligations of Acquisition under this agreement (hereinafter this "Agreement" or the "Purchase Agreement") and (ii) the Company, as the surviving corporation in the Merger, will assume all of the obligations of Acquisition under the Note Registration Rights Agreement to be dated as of April 7, 2000 among the parties hereto (the "Registration Rights Agreement") pursuant to which Acquisition has agreed, among other things, to attempt to file (i) a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") registering the Notes or the Exchange Notes (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (together with the rules and regulations of the Commission promulgated thereunder, the "Securities Act") or (ii) a shelf registration statement pursuant to Rule 415 under the Securities Act relating to the resale of the Notes by holders thereof or, if applicable, relating to the resale of Private Exchange Notes (as defined in the Registration Rights Agreement) by the Initial Purchasers.

          The Notes are to be issued pursuant to the Indenture (the "Indenture"), to be dated as of April 7, 2000, between Acquisition and The Bank of New York, as trustee (the "Trustee"). Immediately after the Effective Time, the Company and the Trustee will enter into a first supplemental indenture to the Indenture (the "First Supplemental Indenture") providing for the express assumption by the Company, as survivor of the Merger, of the covenants, agreements and undertakings of Acquisition in the Indenture and under the Notes. The Company will issue the Notes pursuant to the First Supplemental Indenture. References to this Agreement as of and after the Effective Time will refer to this Agreement together with the Assumption Agreement, references to the Indenture as of and after the Effective Time will refer to the Indenture and the First Supplemental Indenture, and references to the Registration Rights Agreement as of and after the Effective Time will refer to the Registration Rights Agreement together with the Assumption Agreement. The Notes, the Exchange Notes, the Private Exchange Notes, the Indenture, the Registration Rights Agreement, the Supplemental Indenture, the Assumption Agreement and this Agreement are herein collectively referred to as the "Basic Documents" and the Basic Documents, the Merger Agreement, the Credit Agreement and the statement of resolution, the purchase agreement and the registration rights agreement relating to the Preferred Stock are sometimes collectively referred to herein as the "Transaction Documents."
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                                      -3-

          The Notes will be offered and sold to the Initial Purchasers without such offers and sales being registered under the Securities Act, in reliance on exemptions therefrom.

          In connection with the sale of the Notes, Acquisition has prepared a preliminary offering memorandum dated March 13, 2000 (including the documents incorporated by reference therein, the "Preliminary Memorandum") and will prepare a final offering memorandum dated April 4, 2000 (including the documents incorporated by reference therein, the "Final Memorandum"; the Preliminary Memorandum and the Final Memorandum each herein being referred to as a "Memorandum"), each setting forth or including a description of the terms of the Notes, the terms of the offering of the Notes, a description of the Company and its subsidiaries and any material developments relating to the Company and its subsidiaries occurring after the date of the most recent historical financial statements included therein. All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in any Memorandum (or other references of like import) shall be deemed to include all such financial statements and schedules and other information which is incorporated by reference in any Memorandum.

          Acquisition understands that the Initial Purchasers propose to make an offering of the Notes only on the terms and in the manner set forth in the Memorandum and Section 9 hereof as soon as the Initial Purchasers deem advisable after this Agreement has been executed and delivered, (i) to persons in the United States whom the Initial Purchasers reasonably believe to be qualified institutional buyers ("QIBs") as defined in Rule 144A under the Securities Act, as such rule may be amended from time to time ("Rule 144A"), in transactions under Rule 144A, and outside the United States to certain persons in reliance on Regulation S under the Securities Act ("Regulation S").

          2.  Representations and Warranties.  Acquisition and, as of the
              ------------------------------
Effective Time, the Company, represents and warrants to and agrees with each Initial Purchaser that:

          (a) Neither the Preliminary Memorandum as of the date thereof nor the Final Memorandum nor any amendment or supplement thereto as of the date thereof and at all times subsequent thereto up to the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 2 do not apply to statements or omissions made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to Acquisition in writing by any Initial Purchaser through CIBC World Markets Corp. or Chase Securities Inc. expressly for use in the Preliminary Memorandum, the Final Memorandum or any amendment or supplement thereto. The documents incorporated or deemed to be incorporated by reference in any Memorandum, at the time they were or hereafter are
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                                      -4-

     filed with the Commission complied and will comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (together with the rules and regulations of the Commission promulgated thereunder, the "Exchange Act").

          (b) Acquisition has been duly incorporated and is validly existing in good standing as a corporation under the laws of Texas; Acquisition has been formed for the purpose of consummating the Merger and, except for transactions relating to its capitalization as described in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum), has not conducted any other business; Acquisition does not have any subsidiaries or own directly or indirectly any of the capital stock or other equity or long-term debt securities of or have any equity interest in any other person; all of the outstanding shares of capital stock of Acquisition have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights and are owned free and clear of all liens, encumbrances, equities and restrictions on transferability (other than those imposed by the Securities Act and the state securities or "Blue Sky" laws) or voting; except as set forth in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum), no options, warrants or other rights to purchase from Acquisition, agreements or other obligations of Acquisition to issue or other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in Acquisition are outstanding and no holder of securities of Acquisition is entitled to have such securities registered under the Registration Statement; and except as set forth in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum), there is no agreement, understanding or arrangement among Acquisition and its stockholders or any other person relating to the ownership or disposition of any capital stock of Acquisition or the election of directors of Acquisition or the governance of Acquisition's affairs, and, if any, such agreements, understandings and arrangements will not be breached or violated as a result of the execution and delivery of, or the consummation of the transactions contemplated by, this Agreement, the other Basic Documents and the Transaction Documents.

          (c) Acquisition has and, immediately after the Effective Time, the Company will have, all requisite corporate power and authority to execute, deliver and perform its obligations under the Notes, the Exchange Notes and the Private Exchange Notes. The Notes, when issued, will be in the form contemplated by the Indenture and the First Supplemental Indenture. The Notes, the Exchange Notes and the Private Exchange Notes have each been duly and validly authorized by Acquisition and, immediately after the Effective Time, will have been duly and validly authorized by the Company and, when executed by Acquisition and the Company, as the case may be, and
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                                      -5-

     authenticated by the Trustee in accordance with the provisions of the Indenture and, in the case of the Notes, when delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement (assuming the due authorization, execution and delivery thereof by all other parties thereto), will constitute valid and legally binding obligations of Acquisition and, immediately after the Effective Time, of the Company, as the case may be, entitled to the benefits of the Indenture and enforceable against Acquisition and the Company, as the case may be, in accordance with their terms except that the enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally or (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity) including without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy, or (b) concepts of materiality, reasonableness, good faith and fair dealing (collectively, the "Enforceability Exceptions"); the Notes are in the form contemplated by the Indenture.

          (d) Acquisition has the requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture. The Indenture has been duly and validly authorized by Acquisition and meets the requirements for qualification under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). Immediately after the Effective Time, the First Supplemental Indenture will have been duly and validly authorized by the Company. When executed and delivered by Acquisition and the Company, as applicable, assuming the due authorization, execution and delivery of the Indenture and the First Supplemental Indenture by the Trustee, each of the Indenture and the First Supplemental Indenture will have been duly executed and delivered and, as applicable, will constitute a valid and legally binding agreement of Acquisition and, immediately after the Effective Time, the Company, enforceable against Acquisition and, immediately after the Effective Time, the Company, in accordance with its terms except that the enforcement thereof may be limited by the Enforceability Exceptions.

          (e) Acquisition has and, at and as of the Effective Time, the Company will have, all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement and the transactions contemplated hereby have been duly and validly authorized by Acquisition and, at and as of the Effective Time, will have been duly and validly authorized by the Company. This Agreement has been duly and validly executed and delivered by Acquisition and constitutes a valid and legally binding agreement of Acquisition and, at and as of the Effective Time, this Agreement will constitute a valid and legally binding agreement of the Company, enforceable against

     Acquisition and, at and as of the Effective Time, the Company, as the case may be, in accordance with its terms except that the enforcement thereof may be limited by the Enforceability Exceptions and except as any rights to indemnity or contribution hereunder may be limited by federal and state securities laws and public policy considerations.

          (f) Acquisition has and, immediately after the Effective Time, the Company will have, the requisite corporate power and authority to execute, deliver and perform their respective obligations under the Registration Rights Agreement. The Registration Rights Agreement has been duly and validly authorized by Acquisition and (assuming the due authorization, execution and delivery thereof by the Initial Purchasers), when executed and delivered by Acquisition, will constitute a valid and legally binding agreement of Acquisition and, immediately after the Effective Time, the Company, enforceable against Acquisition and, immediately after the Effective Time, the Company, in accordance with its terms except that the enforcement thereof may be limited by the Enforceability Exceptions and except as any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations. The Notes, the Indenture and the Registration Rights Agreement conform in all material respects to the descriptions thereof in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum).

          (g) Immediately after the Effective Time, the Company will have all requisite corporate power and authority to execute, deliver and perform its obligations under the Assumption Agreement and to consummate the transactions contemplated thereby. Immediately after the Effective Time, the Assumption Agreement and the transactions contemplated thereby will have been duly and validly authorized by the Company and, when executed and delivered by the Company, will have been duly executed and delivered by and will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms except that the enforcement thereof may be limited by the Enforceability Exceptions.

          (h) Acquisition has and, immediately after the Effective time, the Company will have, the requisite corporate power and authority to execute, deliver and perform their respective obligations under the other Transaction Documents to which they are a party. The other Transaction Documents to which Acquisition or the Company is a party have been duly and validly authorized by Acquisition and, immediately after the Effective Time, will have been duly and validly authorized by the Company and, when executed and delivered by Acquisition and, immediately after the Effective Time, the Company, will constitute valid and legally binding agreements of Acquisition and, immediately after the Effective Time, the Company, enforceable against Acquisition and, immediately after the Effective Time, the Company, in each case as applicable to Acquisition or the Company, in accordance with their terms except that the enforcement thereof may be limited by the Enforceability Exceptions and except as any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations. Each of the Transaction Documents conforms in all material respects to the description thereof in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum).

          (i) (i) Acquisition has delivered to the Initial Purchasers a true and correct copy of each of the Transaction Documents that have been executed and delivered prior to the date of this Agreement and each other Transaction Document in the form substantially as it will be executed and delivered on or prior to the Closing Date, together with all related agreements and all schedules and exhibits thereto, and as of the date hereof there have been no amendments, alterations, modifications or waivers of any of the provisions of any of the Transaction Documents since their date of execution or from the form in which any such Transaction Document has been delivered to the Initial Purchasers; and (ii) there exists as of the date hereof (after giving effect to the transactions contemplated by each of the Transaction Documents) no event or condition that would constitute a default or an event of default (in each case as defined in each of the Transaction Documents) under any of the Transaction Documents that would result in a material adverse effect on the general affairs, management, business, financial condition, properties or results of operations of Acquisition or, to the best knowledge of Acquisition, a material adverse effect on the general affairs, management, business, financial condition, properties or results of operations of the Company and its subsidiaries, taken as a whole (any such event, a "Material Adverse Effect") or materially adversely affect the ability of Acquisition to consummate the Transactions. All regulatory consents, approvals or authorizations have been received from the applicable regulatory agencies, including, without limitation, the Public Utility Commission of Texas and the New Mexico Public Regulation Commission, permitting the consummation of the Merger on the Closing Date.

          (j) Except as disclosed in, or specifically contemplated by, the Final Memorandum and assuming compliance by the Initial Purchasers with their representations and warranties in Section 9, no consent, approval, authorization, license, qualification, exemption or order of any court or governmental agency or body or third party is required for the performance of this Agreement, the Registration Rights Agreement, the Assumption Agreement, the Notes, the Indenture, the First Supplemental Indenture or any Transaction Document by Acquisition or the Company, as the case may be, or for the consummation by Acquisition or the Company, as the case may be, of any of the transactions contemplated hereby and thereby, or the application of the proceeds of the issuance of the Notes as described in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum), except as has already been acquired or as may be required under state securities or "Blue Sky" laws in connection with the purchase and distribution of the Notes by the Initial Purchasers; all such consents, approvals, authorizations, licenses, qualifications, exemptions and orders set forth in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum) which are required to be obtained by the Closing Date have been obtained or made, as the case may be, and are in full force and effect and not the subject of any pending or, to the best knowledge of Acquisition, threatened attack by appeal or direct proceeding or otherwise.

          (k) Acquisition is not (i) in violation of its articles of incorporation or bylaws (or similar organizational document), (ii) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to it or any of its properties or assets, which breach or violation would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or (iii) in default (nor has any event occurred which with notice or passage of time, or both, would constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in this Agreement, the Registration Rights Agreement, the Notes, the Indenture or any Transaction Document or any other contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or agreement or instrument to which it is a party or to which it is subject, which default would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (l) The execution, delivery and performance by Acquisition and, immediately after the Effective Time, by the Company (to the extent each is a party thereto) of this Agreement, the Registration Rights Agreement, the Assumption Agreement, the Notes, the Indenture, the First Supplemental Indenture and the Transaction Documents and the consummation by Acquisition and, immediately after the Effective Time, by the Company of the transactions contemplated hereby and thereby and by the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum) and the fulfillment of the terms hereof and thereof will not (a) violate, conflict with or constitute or result in a breach of or a default under (or an event that, with notice or lapse of time, or both, would reasonably be expected to constitute a breach of or a default under) any of (i) the terms or provisions of any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or agreement or instrument to which any of Acquisition, the Company or its subsidiaries is a party or to which any of their respective properties or assets are subject, (ii) the articles of incorporation or bylaws of any of Acquisition, the Company or its subsidiaries (or similar organizational document) or (iii) (assuming compliance with all applicable state securities or "Blue Sky" laws) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or other body applicable to Acquisition, the Company or its subsidiaries or any of their respective properties or assets or (b) result in the imposition of any lien upon or with respect to any of the properties or assets now owned or hereafter acquired by Acquisition, the Company or any of its subsidiaries, which violation, conflict, breach, default or lien would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; provided, that with respect to the Company and its
                     --------
     subsidiaries, Acquisition shall be deemed to have made the foregoing representation to the best of its knowledge.

          (m) The audited consolidated financial statements included in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum) present fairly the consolidated financial position, results of operations and cash flows of such entities at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis; the summary and selected financial and statistical data included in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum) present fairly the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein, except as otherwise stated therein; and to the best knowledge of Acquisition, Arthur Andersen LLP, which has examined certain of such financial statements as set forth in its reports included in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum), is an independent public accounting firm as required by the Securities Act and the Exchange Act.

          (n) The pro forma financial statements and other pro forma financial information (including the notes thereto) included in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum) (A) have been prepared in accordance with applicable requirements of Regulation S-X promulgated under the Exchange Act and (B) have been properly computed on the bases described therein; and the assumptions used in the preparation of the pro forma financial statements and other pro forma financial information included in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum) are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

          (o) Except as described in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum), there is not pending or, to the best knowledge of Acquisition after due inquiry and, immediately after the Effective Time, to the best knowledge of the Company, threatened any action, suit, proceeding, inquiry or investigation, governmental or otherwise, to which any of

     Acquisition, the Company or its subsidiaries is a party, or to which their respective properties or assets are subject, before or brought by any court, arbitrator or governmental agency or body, that, if determined adversely to Acquisition, the Company or any such subsidiary would, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect or that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the Transactions or the issuance or sale of the Notes to be sold hereunder or the application of the proceeds therefrom or the other transactions described in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum).

          (p) Acquisition does not have, and, after giving effect to the Transactions and the issuance and sale of the Notes, will not have, any liability for any prohibited transaction (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
     Section 4975 of the Internal Revenue Code of 1986, as amended ("Code")), accumulated funding deficiency (as defined in Section 302 of ERISA) or any complete or partial withdrawal from a multiemployer plan (as defined in Section 4001(a)(3) of ERISA), with respect to any plan (as defined in
     Section 3(3) of ERISA) as to which Acquisition has or could have any direct or indirect, actual or contingent liability. With respect to any such plans, Acquisition is, and, after giving effect to the Transactions and the issuance and sale of the Notes, will be, in compliance in all material respects with all provisions of the Code and ERISA.

          (q) Subsequent to the respective dates as of which information is given in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum) and except as described therein, (i) Acquisition, the Company and its subsidiaries have not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, in either case whether or not in the ordinary course of business, (ii) Acquisition, the Company and its subsidiaries have not purchased any of their respective outstanding capital stock, or declared, paid or otherwise made any dividend or distribution of any kind on any of their respective capital stock or otherwise (other than, with respect to any of such subsidiaries, the purchase of, or dividend or distribution on, capital stock owned by the Company), (iii) there has not been any other change in the capital stock or any change in the long-term indebtedness of Acquisition, the Company or any of its subsidiaries, (iv) there has not occurred any material change, or any development involving a prospective material change, in or affecting the general affairs, management, business, financial condition, properties or results of operations of the Company and its subsidiaries, taken as a whole, not contemplated by the Final Memorandum and (v) the Company and its subsidiaries have not sustained any material loss or interference with respect to their respective businesses or properties from fire, flood, hurricane, earthquake, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding; provided, that, with respect to
                                              --------
     the Company and its subsidiaries, Acquisition shall be deemed to have made the foregoing representation to the best of its knowledge.


          (r) There are no legal or governmental proceedings, nor are there any contracts or other documents required by the Securities Act to be described in a prospectus that are not described in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum). Except as described in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum), none of the Company or its subsidiaries is in default under any of the contracts described in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum), has received a notice or claim of any such default or has knowledge of any breach of such contracts by the other party or parties thereto, except such defaults or breaches as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect; provided, that, with respect to
                                                 --------
     the Company and its subsidiaries, Acquisition shall be deemed to have made the foregoing representation to the best of its knowledge.

          (s) None of Acquisition, the Company or its subsidiaries has taken any action that would cause this Agreement or the issuance or sale of the Notes to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date; provided, that, with respect
                                                  --------
     to the Company and its subsidiaries, Acquisition shall be deemed to have made the foregoing representation to the best of its knowledge.

          (t) Acquisition has filed all necessary federal and state income and franchise tax returns, except where the failure to so file such returns would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect, and has paid all taxes shown as due thereon; and other than tax deficiencies which Acquisition is contesting in good faith and for which adequate reserves have been provided in accordance with generally accepted accounting principles, there is no tax deficiency that has been asserted against Acquisition that would, individually or in the aggregate, have a Material Adverse Effect.

          (u) (i) Immediately after the consummation of the Transactions and the other transactions contemplated by this Agreement, the other Basic Documents and the Transaction Documents, the fair value and present fair saleable value of the assets of each of the Company and its subsidiaries will exceed the sum of its stated liabilities and identified contingent liabilities; and (ii) each of the Company and its subsidiaries is not, nor will it be, after giving effect to the execution, delivery and performance of this Agreement, the other Basic Documents and the other Transaction Documents, and the consummation of the Transactions and the other transactions contemplated hereby and thereby, (a) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (b) unable to pay its debts (contingent or otherwise) as they mature or (c) otherwise insolvent; provided, that Acquisition shall be deemed to have
                          --------
     given the foregoing representation to the best of its knowledge.

          (v) Acquisition is not, and immediately after the Closing Date will not be, required to register as an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

          (w) None of Acquisition, the Company or its subsidiaries or any of such entities' directors, officers, employees, agents or controlling persons has taken, directly or indirectly, any action designed, or that might reasonably be expected, to cause or result, under the Securities Act or otherwise, in, or that has constituted, stabilization or manipulation of the price of the Notes; provided, that, with respect to the Company and its
                             --------
     subsidiaries, Acquisition shall be deemed to have made the foregoing representation to the best of its knowledge.

          (x) None of Acquisition, the Company, its subsidiaries or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any "security" (as defined in the Securities Act) which is or could be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the Notes or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Notes or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; provided, that, with
                                                        --------
     respect to the Company and its subsidiaries, Acquisition shall be deemed to have made the foregoing representation to the best of its knowledge. Assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 9 hereof, it is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchasers in the manner contemplated by this Agreement to register any of the Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

          (y) No securities of Acquisition or the Company are of the same class (within the meaning of Rule 144A under the Securities Act) as the Notes and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.

          (z) No holder of securities of Acquisition, the Company or any of its subsidiaries will be entitled to have such securities registered under the registration statements required to be filed by Acquisition or the Company pursuant to the Registration Rights Agreement other than as expressly permitted thereby.

          (aa) The statistical and market and industry-related data included in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum) are based on or derived from sources which Acquisition , after due inquiry, believes to be reliable and accurate or represent Acquisition's good faith estimates that are made on the basis of data derived from such sources.

          (bb) Neither Acquisition, the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.

          (cc) Except as stated in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum), Acquisition does not know of any claims for services, either in the nature of a finder's fee or financial advisory fee, with respect to the offering of the Notes and the transactions contemplated by the Final Memorandum.

          (dd) None of Acquisition, the Company, its subsidiaries, any of their respective Affiliates or any person acting on its or their behalf (other than the Initial Purchasers as to whom Acquisition and the Company make no representations) has engaged in any directed selling efforts (as that term is defined in Regulation S) with respect to the Notes and Acquisition, the Company, its subsidiaries and their respective Affiliates and any person acting on its or their behalf have acted in accordance with the offering restrictions requirement of Regulation S; provided, that, with respect to
                                               --------
     the Company and its subsidiaries, Acquisition shall be deemed to have made the foregoing representation to the best of its knowledge.

          (ee) At and as of the Effective Time, each of the Company and its subsidiaries will have good and marketable title to all real property described in the Final Memorandum as being owned by it and good and marketable title to the leasehold estate in the real property described therein as being leased by it, free and clear of all liens, charges, encumbrances or restrictions, except, in each case, as described in the Final Memorandum or such as would not, individually or in the aggregate, have a Material Adverse Effect. All leases, contracts and agreements, including those referred to in the Final Memorandum to which the Company or any of its subsidiaries is a party or by which any of them is bound are valid and enforceable against the Company or any such subsidiary, are, to the best knowledge of the Company, valid and enforceable against the other party or parties thereto and are in full force and effect.

          (ff)  The representations and warranties of the Company set forth in
     Article III of the Merger Agreement as qualified by Section 7.02(a) of the Merger Agreement are true and correct as if made on the date hereof.

          The representations and warranties of Acquisition set forth in this
Section 2 are subject to confirmation by the staff of the Commission of Acquisition's interpretation of certain provisions of the Public Utility Holding Company Act of 1935, as amended.

          Any certificate signed by any officer of Acquisition, the Company or any of its subsidiaries in connection herewith and delivered to any Initial Purchaser or to counsel for the Initial Purchasers shall be deemed a representation and warranty by Acquisition and, at and after the Effective Time, the Company, to each Initial Purchaser as to the matters covered thereby.

          3.  Purchase, Sale and Delivery of the Notes.  On the basis of the
              ----------------------------------------
representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, Acquisition agrees to issue and sell to the Initial Purchasers, and each Initial Purchaser, acting severally and not jointly, agrees to purchase from Acquisition, the Notes, in the respective amounts set forth on Schedule 1 hereto, at a purchase price of
                                    ----------
97% of their principal amount.

          One or more certificates in definitive form for the Notes that the Initial Purchasers have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Initial Purchasers request upon notice to Acquisition at least 48 hours prior to the Closing Date (as defined) shall be delivered by or on behalf of Acquisition, against payment by or on behalf of the Initial Purchasers, of the purchase price therefor by wire transfer of immediately available funds to the account of Acquisition previously designated by it in writing. Such delivery of and payment for the Notes shall be made at the offices of Milbank, Tweed, Hadley & McCloy LLP, 1 Chase Manhattan Plaza, New York, New York 10005-1413, at 9:00 a.m., New York time, on April 7, 2000, or at such date as the Initial Purchasers and Acquisition may agree upon, such time and date of delivery against payment being herein referred to as the "Closing Date." Acquisition will make such certificate or certificates for the Notes available for checking and packaging by the Initial Purchasers at the offices in New York, New York of CIBC World Markets Corp. at least 24 hours prior to the Closing Date.

          4.  Offering by the Initial Purchasers.  The Initial Purchasers
              ----------------------------------
propose to make an offering of the Notes at the price and upon the terms set forth in the Final Memorandum as soon as practicable after this Agreement is entered into and as in the judgment of the Initial Purchasers is advisable.

          5.  Certain Covenants.  Acquisition and, at and as of the Effective
              -----------------
Time, the Company, covenants and agrees with the Initial Purchasers that:

             (i) Acquisition will not and, at and after the Effective Time, the Company will not, amend or supplement the Final Memorandum or any amendment or supplement thereto of which the Initial Purchasers shall not have been advised and furnished a copy for a reasonable period of time prior to the proposed amendment or supplement and as to which the Initial Purchasers shall not have given their consent (which consent shall not be unreasonably withheld). Acquisition will and, at and after the Effective Time, the Company will, promptly, upon the reasonable request of the Initial Purchasers or counsel for the Initial Purchasers, make any amendments or supplements to the Preliminary Memorandum or the Final Memorandum that may be necessary in connection with the resale of the Notes by the Initial Purchasers.

             (ii) Acquisition will and, at and after the Effective Time, the Company will, cooperate with the Initial Purchasers in arranging for the qualification of the Notes for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Initial Purchasers may designate and will continue such qualifications in effect for as long as may be necessary to complete the resale of the Notes by the Initial Purchasers; provided, however, that in connection therewith neither
                 --------  -------
     Acquisition nor the Company shall be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or to take any other action that would subject it to general service of process or to taxation in excess of a nominal amount in respect of doing business in any jurisdiction in which it is not otherwise subject.

             (iii) If, at any time prior to the completion of the resale by the Initial Purchasers of the Notes or the Private Exchange Notes, any event shall occur as a result of which it is necessary, in the opinion of counsel for the Initial Purchasers, to amend or supplement the Final Memorandum in order to make such Final Memorandum not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if for any other reason it shall be necessary to amend or supplement the Final Memorandum in order to comply with applicable laws, rules or regulations, Acquisition shall and, at and after the Effective Time, the Company shall (subject to Section 5(i)), forthwith amend or supplement such Final Memorandum at its own expense so that, as so amended or supplemented, such Final Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading and will comply with all applicable laws, rules or regulations.

             (iv) Acquisition will and, at and after the Effective Time, the Company will, without charge, provide to the Initial Purchasers and to counsel for the Initial Purchasers, as many copies of each Preliminary Memorandum or Final Memorandum or any amendment or supplement thereto as the Initial Purchasers may reasonably request.

             (v) None of Acquisition or the Company or any of their respective Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Securities Act) which could be integrated with the sale of the Notes in a manner which would require the registration under the Securities Act.

             (vi) For so long as any of the Notes remain outstanding, Acquisition will and, at and after the Effective Time, the Company will, furnish to the Initial Purchasers (a) as soon as available, a copy of each report or other communication (financial or otherwise) of Acquisition and, at and after the Effective Time, the Company, mailed to the Trustee or holders of the Notes or stockholders or filed with the Commission or any national securities exchange on which any class of securities of Acquisition and, at and after the Effective Time, the Company or any of its subsidiaries may be listed, and (b) from time to time such other information concerning Acquisition and, at and after the Effective Time, the Company and its subsidiaries, as the Initial Purchasers may reasonably request.

             (vii) Acquisition and, at and after the Effective Time, the Company, will apply the net proceeds from the sale of the Notes as set forth under "Use of Proceeds" in the Final Memorandum.

             (viii) Acquisition will not and, at and after the Effective Time, the Company will not, and will not permit any of its subsidiaries to, engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Notes or in any manner involving a public offering of the Notes within the meaning of Section 4(2) of the Securities Act.

             (ix) For so long as any of the Notes remain outstanding, Acquisition will and, at and after the Effective Time, the Company will, make available at its expense, upon request, to any holder of Notes and any prospective purchasers thereof the information specified in Rule 144A(d)(4) under the Securities Act, unless Acquisition and, at and after the Effective Time, the Company, is then subject to Section 13 or 15(d) of the Exchange Act.

             (x) Acquisition will and, at and after the Effective Time, the Company will, use its best efforts to (i) permit the Notes to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities

     Dealers, Inc. (the "NASD") relating to trading in the Private Offerings, Resales and Trading through Automated Linkages market (the "PORTAL Market") and (ii) permit the Notes to be eligible for clearance and settlement through The Depository Trust Company.

             (xi) In connection with Notes offered and sold in an offshore transaction (as defined in Regulation S), Acquisition will not and, at and after the Effective Time, the Company will not, register any transfer of such Notes not made in accordance with the provisions of Regulation S and will not, except in accordance with the provisions of Regulation S, if applicable, issue any such Notes in the form of definitive securities.

             (xii) Acquisition will not and, at and after the Effective Time, the Company will not, become, at any time prior to the expiration of three years after the Closing Date, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

             (xiii) During the period of three years after the Closing Date, Acquisition will not and, at and after the Effective Time, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Securities Act) to, resell any of the Notes which constitute "restricted securities" under Rule 144 that have been reacquired by any of them.

             (xiv) Acquisition will and, at and after the Effective Time, the Company will, use its best efforts to do and perform all things required to be done and performed by it under this Agreement and the other Basic Documents prior to or after the Closing Date and to satisfy all conditions precedent on its part to the obligations of the Initial Purchasers to purchase and accept delivery of the Notes.

          6.  Expenses.  Notwithstanding any termination of this Agreement
              --------
(pursuant to Section 11 or otherwise), Acquisition and, at and as of the Effective Time, the Company, agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by Acquisition and, at and after the Effective Time, the Company, of its obligations hereunder: (i) the negotiation, preparation, printing, typing, reproduction, execution and delivery of this Agreement and of the other Basic Documents, any amendment or supplement to or modification of any of the foregoing and any and all other documents furnished pursuant hereto or thereto or in connection herewith or therewith; (ii) the preparation, printing or reproduction of each Preliminary Memorandum, the Final Memorandum and each amendment or supplement to any of them; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of each Preliminary Memorandum, the Final Memorandum and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Notes; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Notes, including any stamp taxes in connection with the original issuance and sale of the Notes and trustees' fees;
(v) the reproduction and delivery of this Agreement and the other Basic Documents, the preliminary and supplemental "Blue Sky" memoranda and all other agreements or documents reproduced and delivered in connection with the offering of the Notes; (vi) the registration or qualification of the Notes for offer and sale under the securities or Blue Sky laws of the several states (including filing fees and the reasonable fees, expenses and disbursements of Cahill Gordon & Reindel, counsel to the Initial Purchasers, relating to such registration and qualification); (vii) the filing fees in connection with any filings required to be made with the NASD (including the reasonable fees and disbursements of Cahill Gordon & Reindel, counsel to the Initial Purchasers, in respect thereof and in connection with obtaining an opinion of the NASD concerning the fairness of the terms and arrangements of the underwriting of the Notes); (viii) the reasonable transportation and other expenses incurred by or on behalf of representatives of Acquisition or the Company in connection with presentations to prospective purchasers of the Notes; (ix) the reasonable fees and expenses of the accountants and the reasonable fees and expenses of counsel (including local and special counsel) for Acquisition and, at and after the Effective Time, the Company; (x) fees and expenses of the Trustee including fees and expenses of its counsel; (xi) all expenses and listing fees incurred in connection with the application for quotation of the Notes on the PORTAL Market; and (xii) any fees charged by investment rating agencies for the rating of the Notes. In addition, Acquisition and, at and as of the Effective Time, the Company hereby agree jointly and severally to reimburse the Initial Purchasers promptly upon request for all reasonable out-of-pocket expenses (including duplication services, facsimile expenses, printing expenses, research document expenses, travel and road show expenses and other customary offering expenditures) incurred by them in connection with the offering of the Notes and to pay the reasonable fees and expenses of their counsel, Cahill Gordon & Reindel.

          7.  Conditions of the Initial Purchasers' Obligations.  The obligation
              -------------------------------------------------
of each Initial Purchaser to purchase and pay for the Notes is subject to the accuracy of the representations and warranties contained herein, to the performance by Acquisition and, at and after the Effective Time, the Company, of its covenants and agreements hereunder and to the following additional conditions unless waived in writing by the Initial Purchasers:

             (i) The Initial Purchasers shall have received the opinion of Milbank, Tweed, Hadley & McCloy LLP, counsel to Acquisition and, at and as of the Effective Time, the Company, Winstead Sechrest & Minick P.C., special Texas counsel to Acquisition and, at and as of the Effective Time, the Company, Haynes and Boone, LLP, special Texas counsel to the Company, Michael D. Blanchard, Vice-President and General Counsel to the Company, Fulbright & Jaworski L.L.P., special Texas regulatory counsel to the Company, and Rubin, Katz, Salazar, Alley & Rouse, special New Mexico regulatory counsel to the Company, substantially in the form of
     Exhibit B-1,
     -----------

Exhibit B-2, Exhibit B-3, Exhibit B-4, Exhibit B-5 and Exhibit B-6
-----------  -----------  ------------ -----------     -----------
hereto, respectively, and in each case, in form and substance satisfactory to the Initial Purchasers and Cahill Gordon & Reindel. In rendering such opinions, Milbank, Tweed, Hadley & McCloy LLP, Winstead Sechrest & Minick P.C., Haynes and Boone, LLP, Michael D. Blanchard, Fulbright & Jaworski L.L.P. and Rubin, Katz, Salazar, Alley & Rouse shall have received and may rely upon such certificates and other documents and information, including one or more opinions of local counsel (subject to the customary exceptions) reasonably acceptable to the Initial Purchasers and Cahill Gordon & Reindel, counsel to the Initial Purchasers, as they may reasonably request to pass upon such matters. In addition, in rendering their opinion, Milbank, Tweed, Hadley & McCloy LLP may state that their opinion is limited to matters of New York and federal law.

             (ii) The Initial Purchasers shall have received an opinion, dated the Closing Date, of Cahill Gordon & Reindel, counsel to the Initial Purchasers, with respect to the sufficiency of certain legal matters relating to this Agreement and such other related matters as the Initial Purchasers may require. In rendering such opinion, Cahill Gordon & Reindel shall have received and may rely upon such certificates and other documents and information as they may reasonably request to pass upon such matters. In addition, in rendering their opinion, Cahill Gordon & Reindel may state that their opinion is limited to matters of New York and federal law.

             (iii) The Initial Purchasers shall have received from each of Arthur Andersen LLP and KPMG LLP, independent public accountants, "comfort" letters dated the date hereof and the date of the Final Memorandum, and, in the case of Arthur Andersen LLP, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers and Cahill Gordon & Reindel, counsel to the Initial Purchasers.

             (iv) The representations and warranties of Acquisition and, at and after the Effective Time, the Company, contained in this Agreement shall be true and correct on and as of the Closing Date; Acquisition and, at and after the Effective Time, the Company, shall have complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

             (v) There shall not have been any change in the capital stock of Acquisition, the Company or its subsidiaries or any material increase in the consolidated short-term or long-term debt of Acquisition or the Company from that set forth or contemplated in the Final Memorandum and Acquisition, the Company and its subsidiaries shall not have any liabilities or obligations, contingent or otherwise (whether or not in the ordinary course of business), that are material to Acquisition, the Company and its subsidiaries, taken as a whole, other than those reflected in the Final Memorandum.

            (vi) None of the issuance and sale of the Notes pursuant to this Agreement or any of the transactions contemplated by any of the other Transaction Documents shall be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued; and there shall not have been any legal action, order, decree or other administrative proceeding instituted or threatened against Acquisition, the Company or the Initial Purchasers relating to the issuance of the Notes or the Initial Purchasers' activities in connection therewith or any other transactions contemplated by this Agreement or the Final Memorandum or the other Transaction Documents.

             (vii) Subsequent to the date of this Agreement and since the date of the most recent financial statements in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the general affairs, management, business, financial condition, properties or results of operations of Acquisition, the Company and its subsidiaries, taken as a whole, not contemplated by the Final Memorandum that, in the opinion of the Initial Purchasers, would materially adversely affect the market for the Notes, or
     (ii) any event or development relating to or involving any of Acquisition, the Company or its subsidiaries or any of the officers or directors of Acquisition, the Company or its subsidiaries that makes any statement made in the Final Memorandum untrue or that, in the opinion of Acquisition and, at and after the Effective Time, the Company, and its counsel or the Initial Purchasers and their counsel, requires the making of any addition to or change in the Final Memorandum in order to state a material fact required by any applicable law, rule or regulation to be stated therein or necessary in order to make the statements made therein not misleading.

             (viii) The Initial Purchasers shall have received certificates, dated the Closing Date and signed by the chief executive officer and the chief financial officer of Acquisition, to the effect that:

          a. All of the representations and warranties of Acquisition set forth in this Agreement are true and correct as if made on and as of the Closing Date and Acquisition has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date.

          b. The issuance and sale of the Notes pursuant to this Agreement or the Final Memorandum and the consummation of the transactions contemplated by the Transaction Documents have not been enjoined (temporarily or permanently) and no restraining order or other injunctive order has been issued and there has not been any legal action, order, decree or other administrative proceeding instituted or threatened against Acquisition or, to the best knowledge of Acquisition after due inquiry, the Company, relating to the issuance of the Notes or the Initial Purchasers' activities in connection therewith or in connection with any other transactions contemplated by this Agreement or the Final Memorandum or the other Transaction Documents.

          c. Subsequent to the date of this Agreement and since the date of the most recent financial statements in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), there has not occurred (i) any change, or any development involving a prospective change, in or affecting the general affairs, management, business, financial condition, properties or results of operations of Acquisition, the Company and its subsidiaries, taken as a whole, not contemplated by the Final Memorandum that would materially adversely affect the market for the Notes, or (ii) any event or development relating to or involving any of Acquisition, the Company or its subsidiaries or any of the respective officers or directors of Acquisition, the Company or its subsidiaries that makes any statement made in the Final Memorandum untrue or that requires the making of any addition to or change in the Final Memorandum in order to state a material fact required by any applicable law, rule or regulation to be stated therein or necessary in order to make the statements made therein not misleading.

          d. There has not been any change in the capital stock of Acquisition, the Company or its subsidiaries nor any material increase in the consolidated short-term or long-term debt of Acquisition, the Company or its subsidiaries from that set forth or contemplated in the Final Memorandum and Acquisition, the Company and its subsidiaries have no liabilities or obligations, contingent or otherwise (whether or not in the ordinary course of business), that are material to Acquisition, the Company and its subsidiaries, taken as a whole, other than those reflected in the Final Memorandum.

          e. At the Closing Date and after giving effect to the consummation of the transactions contemplated by this Agreement and the other Transaction Documents, there exists no Default or Event of Default (as defined in the Indenture).

             (ix) The Initial Purchasers shall have received certificates, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company, to the effect that:

          a. All of the representations and warranties of the Company set forth in this Agreement are true and correct as if made on and as of the Closing Date and the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date.

          b. The issuance and sale of the Notes pursuant to this Agreement or the Final Memorandum and the consummation of the transactions contemplated by the Transaction Documents have not been enjoined (temporarily or permanently) and no restraining order or other injunctive order has been issued and there has not been any legal action, order, decree or other administrative proceeding instituted or threatened against the Company relating to the issuance of the Notes or the Initial Purchasers' activities in connection therewith or in connection with any other transactions contemplated by this Agreement or the Final Memorandum or the other Transaction Documents.

          c. Subsequent to the date of this Agreement and since the date of the most recent financial statements in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), there has not occurred (i) any change, or any development involving a prospective change, in or affecting the general affairs, management, business, financial condition, properties or results of operations of the Company and its subsidiaries, taken as a whole, not contemplated by the Final Memorandum that would materially adversely affect the market for the Notes, or (ii) any event or development relating to or involving any of the Company or its subsidiaries or any of the respective officers or directors of the Company or its subsidiaries that makes any statement made in the Final Memorandum untrue or that requires the making of any addition to or change in the Final Memorandum in order to state a material fact required by any applicable law, rule or regulation to be stated therein or necessary in order to make the statements made therein not misleading.

          d. There has not been any change in the capital stock of the Company or its subsidiaries nor any material increase in the consolidated short-term or long-term debt of the Company from that set forth or contemplated in the Final Memorandum and the Company and its subsidiaries have no liabilities or obligations, contingent or otherwise (whether or not in the ordinary course of business), that are material to the Company and its subsidiaries, taken as a whole, other than those reflected in the Final Memorandum.

          e. At the Closing Date and after giving effect to the consummation of the transactions contemplated by this Agreement and the other Transaction Documents, there exists no Default or Event of Default.

             (x) Each of the Transaction Documents other than the Basic Documents and each other agreement or instrument executed in connection with the Transactions shall be reasonably satisfactory in form and substance to the Initial Purchasers and shall have been executed and delivered by all the respective parties thereto and shall be in full force and effect, and there shall have been no material amendments, alterations, modifications or waivers of any provision thereof since the date of this Agreement.

             (xi) All proceedings taken in connection with the issuance of the Notes and the transactions contemplated by this Agreement and the other Transaction Documents and all documents and papers relating thereto shall be reasonably satisfactory to the Initial Purchasers and counsel to the Initial Purchasers. The Initial Purchasers and counsel to the Initial Purchasers shall have received copies of such papers and documents as they may reasonably request in connection therewith, all in form and substance reasonably satisfactory to them.

             (xii) There shall not have been any announcement by any "nationally recognized statistical rating organization," as defined for purposes of Rule 436(g) under the Securities Act, that (A) it is downgrading its rating assigned to any debt securities of Acquisition, the Company or any of its subsidiaries, or (B) it is reviewing its rating assigned to any debt securities of Acquisition, the Company or any of its subsidiaries with a view to possible downgrading, or with negative implications, or direction not determined.

             (xiii) The Indenture shall have been duly executed and delivered by Acquisition and the Trustee and the Notes under the Indenture shall have been duly executed and delivered by the Company and duly authenticated by the Trustee. The First Supplemental Indenture shall have been duly executed and delivered by the Company and the Trustee and the Notes under the First Supplemental Indenture shall have been duly executed and delivered by the Company and duly authenticated by the Trustee.

             (xiv) On or before the Closing Date, the Initial Purchasers shall have received the Registration Rights Agreement executed by Acquisition and such agreement shall be in full force and effect at all times from and after the Closing Date.

             (xv) Acquisition and, at and after the Effective Time, the Company, shall have furnished or caused to be furnished to the Initial Purchasers such further certificates and documents as the Initial Purchasers shall have reasonably requested.

             (xvi) Immediately after the Effective Time, the Assumption Agreement shall have been duly authorized, executed and delivered by the Company and such agreement shall be in full force and effect at all times immediately after the Effective Time.

             (xvii) On or before the Closing Date, (i) the Initial Purchasers and counsel for the Initial Purchasers shall have received executed copies of the Credit Agreement, dated the Closing Date, including any schedules, amendments or waivers thereto, and such other documents, opinions and reliance letters as they shall have reasonably requested, and (ii) after giving effect to the transactions contemplated by this Agreement and the application of the proceeds received by Acquisition from the sale of the Notes, no condition that would constitute a default or event of default under the Credit Agreement shall exist. On the Closing Date, the Credit Agreement shall provide for (i) revolving credit borrowings of not less than $25 million, all of which shall be available on the Closing Date, and
     (ii) term loan borrowings of not less than $160 million, which shall be provided on the Closing Date.

             (xviii) On the Closing Date, the Merger and each of the other Transactions shall have been concurrently consummated with the sale and issuance of the Notes.

          The conditions of the Initial Purchasers' obligations set forth in this Section 7 relating to the representations and warranties of Acquisition set forth in Section 2 shall not give effect to the second to last paragraph of
Section 2.

          All such opinions, certificates, letters, schedules, documents or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Initial Purchasers and counsel to the Initial Purchasers. Acquisition and, at and after the Effective Time, the Company, shall furnish to the Initial Purchasers such conformed copies of such opinions, certificates, letters, schedules, documents and instruments in such quantities as the Initial Purchasers shall reasonably request.

          8.  Indemnification and Contribution.  (a)  Acquisition and, at and
              --------------------------------
after the Effective Time, the Company, agrees to indemnify and hold harmless the Initial Purchasers, each director, officer, employee or agent of any Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which such Initial Purchaser or such director, officer, employee, agent or controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon:

             (i) any untrue statement or alleged untrue statement of any material fact contained in (A) any Preliminary Memorandum or the Final Memorandum or any amendment or supplement thereto or (B) any of the Basic Documents or any application or other document, or any amendment or supplement thereto, executed by Acquisition or the Company or based upon written information furnished by or on behalf of Acquisition or the Company filed in any jurisdiction in order to qualify the Notes under the securities or "Blue Sky" laws thereof or filed with the Commission or any securities association or securities exchange (collectively, the "Documents"); or

             (ii) the omission or alleged omission to state, in any Preliminary Memorandum or the Final Memorandum or any amendment or supplement thereto, or any of the Documents, a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, the Initial Purchasers and each such director, officer, employee, agent or controlling person for any legal or other expenses reasonably incurred by the Initial Purchasers or such director, officer, employee, agent or controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability, expense or action; provided, however, that
                                                        --------  -------
Acquisition and, at and after the Effective Time, the Company, will not be liable in any such case to an Initial Purchaser or any director, officer, employee, agent or controlling person of such Initial Purchaser to the extent that any such loss, claim, damages, liability expense or action arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Memorandum or the Final Memorandum or any amendment or supplement thereto, or any Document, in reliance upon and in conformity with written information furnished to Acquisition and, at and after the Effective Time, the Company, by or on behalf of such Initial Purchasers specifically for use therein; and provided, further, that Acquisition and, at
                                  --------  -------
and after the Effective Time, the Company, will not be liable to any Initial Purchaser or any director, officer, employee, agent or any person controlling any Initial Purchaser with respect to any such untrue statement or omission made in any Preliminary Memorandum that is corrected in the Final Memorandum (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage, expense or liability purchased Notes from an Initial Purchaser in reliance upon the Preliminary Memorandum but was not sent or given a copy of the Final Memorandum (as amended or supplemented) that was made available by Acquisition and, at and after the Effective Time, the Company, to such Initial Purchaser at or prior to the written confirmation of the sale of the Notes to such person in any case where such delivery of such Final Memorandum (as so amended or supplemented) is required by the Securities Act, unless such failure to deliver such Final Memorandum (as amended or supplemented) was a result of noncompliance by Acquisition and, at and after the Effective Time, the Company, with Section 5(iv) of this Agreement. This indemnity agreement will be in addition to any liability that Acquisition and, at and after the Effective Time, the Company, may otherwise have to the indemnified parties. Acquisition and, at and after the Effective Time, the Company, further agrees that the indemnification, contribution and reimbursement commitments set forth in this Section 8 shall apply whether or not any Initial Purchaser is a formal party to any such lawsuits, claims or other proceedings. Acquisition and, at and after the Effective Time, the Company, will not without the prior written consent of the Initial Purchasers, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification by the Initial Purchasers may be sought hereunder (whether or not the Initial Purchasers or any person who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent (i) includes an unconditional release of the Initial Purchasers and each such director, officer, employee, agent or controlling person from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any Initial Purchaser or any such director, officer, employee, agent or controlling person.

          (b) The Initial Purchasers, severally and not jointly, will indemnify and hold harmless Acquisition and, at and after the Effective Time, the Company, its directors, officers, employees and agents and each person, if any, who controls Acquisition and, at and after the Effective Time, the Company, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which Acquisition and, at and after the Effective Time, the Company, or any such director, officer, employee, agent or controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Memorandum or the Final Memorandum or any amendment or supplement thereto or any Document, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement was made in reliance upon and in conformity with written information furnished to Acquisition and, at and after the Effective Time, the Company, by or on behalf of such Initial Purchaser specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by Acquisition and, at and after the Effective Time, the Company, or any such director, officer, employee, agent or controlling person in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that the Initial Purchasers may otherwise have to the indemnified parties.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under Section 8(a) or (b) except to the extent that the indemnifying party is unaware of the commencement of such action and such omission results in the forfeiture by the indemnifying party of substantial rights and defenses. In case any such action is brought against any indemnified party, and such indemnified party notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party;

provided, however, that if the named parties in any such action (including any
--------  -------
impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to any such indemnifying party, then the indemnifying parties shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable out-of-pocket costs of investigation, incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions); (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying parties; or (iii) the indemnifying party shall have failed to assume the defense or retain counsel reasonably satisfactory to the indemnified party. No indemnifying party shall be liable for the costs and expenses of any settlement of any such claim or action effected without its written consent, but if settled with the written consent of such indemnifying party, such indemnifying party agrees to indemnify and hold harmless the indemnified party from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the third sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle.

          (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, expenses or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Notes or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages, expenses or liabilities (or actions in respect thereof). The relative benefits received by Acquisition and, at and after the Effective Time, the Company, on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total proceeds from the offering of the Notes (before deducting expenses) received by Acquisition and, at and after the Effective Time, the Company, bear to the total discounts and commissions received by the Initial Purchasers. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Acquisition or the Company, on the one hand or the Initial Purchasers on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses incurred by such party in connection with investigating or defending any such claim. Acquisition and, at and after the Effective Time, the Company, and the Initial Purchasers agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if Acquisition and, at and after the Effective Time, the Company, on the one hand and the Initial Purchasers on the other hand were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), the Initial Purchasers shall not be obligated to make contributions hereunder that in the aggregate exceed the total discounts and commissions received by the Initial Purchasers under this Agreement, less the aggregate amount of any damages that the Initial Purchasers have otherwise been required to pay by reason of the untrue or alleged untrue statements, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each director, officer, employee or agent of and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director, officer, employee and agent of Acquisition and, at and after the Effective Time, the Company, and each person, if any, who controls Acquisition and, at and after the Effective Time, the Company, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as Acquisition and, at and after the Effective Time, the Company.

          (e) Notwithstanding anything to the contrary in this Section 8, the indemnification and contribution provisions of the Registration Rights Agreement shall govern any claim with respect thereto.

          9.  Offering of Notes; Restrictions on Transfer.  (a)  Each Initial
              -------------------------------------------
Purchaser represents and warrants as to itself only that it is a QIB. Each Initial Purchaser agrees as to itself only that (i) it has not and will not solicit offers for, or offer or sell, the Notes by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and (ii) it has and will solicit offers for the Notes only from, and will offer the Notes only to, (A) in the case of offers inside the United States, persons whom such Initial Purchaser reasonably believes to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to such Initial Purchaser that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and, in each case, in transactions under Rule 144A and (B) in the case of offers outside the United States, to persons other than U.S. persons ("foreign purchasers," which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)); provided,
                                                                      --------
however, that, in the case of this clause (B), in purchasing such Note such
-------
persons are deemed to have represented and agreed as provided under the caption "Notice to Investors" contained in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum).

          (b) Each of the Initial Purchasers represents and warrants (as to itself only) with respect to offers and sales outside the United States that (i) it has and will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Notes or has in its possession or distributes any Memorandum or any such other material, in all cases at its own expense; (ii) the Notes have not been and will not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; (iii) it has offered the Notes and will offer and sell the Notes (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S and, accordingly, neither it nor any persons acting on its behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Notes, and any such persons have complied and will comply with the offering restrictions requirement of Regulation S; and (iv) it agrees that, at or prior to confirmation of sales of the Notes, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Notes from it during the restricted period a confirmation or notice to substantially the following effect:

     "The securities covered hereby have not been registered under the United States Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of the distribution of the securities at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date of the offering, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them in Regulation S."

          (c) Each Initial Purchaser represents and agrees that: (i) it has not offered or sold, and prior to the date six months after the date of the issue of the Notes will not offer or sell, any Notes to any person in the United Kingdom, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied, and will comply with, all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the Notes to a person who is of a kind described in Article 11(3) of the Financial services Act of 1986 (Investment Advertisements) (Exemption) Order 1996 (as amended) or is a person to whom the document may otherwise lawfully be issued or passed on.

          (d) The Initial Purchasers understand that Acquisition and, at and as of the Effective Time, the Company, and for purposes of the opinions of counsel to be delivered to the Initial Purchasers pursuant to Section 7 hereof, such counsel may rely upon the accuracy and truth of the representations and warranties of the Initial Purchasers in this Section 9 and hereby consent to such reliance.

Terms used in this Section 9 and not defined in this Agreement have the meanings given to them in Regulation S.

          10.  Survival Clause.  The respective representations, warranties,
               ---------------
agreements, covenants, indemnities and other statements of Acquisition and, at and after the Effective Time, the Company, their respective officers and the Initial Purchasers set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of Acquisition and, at and after the Effective Time, the Company, any of their respective officers or directors, the Initial Purchasers or any controlling person referred to in
Section 8 hereof and (ii) delivery of, payment for or disposition of the Notes, and shall be binding upon and shall inure to the benefit of any successors, assigns, heirs or personal representatives of Acquisition and, at and after the Effective Time, the Company, the Initial Purchasers and indemnified parties referred to in Section 8 hereof. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

          11.  Termination.  (a)  This Agreement may be terminated in the sole
               -----------
discretion of the Initial Purchasers by notice to Acquisition and, at and after the Effective Time, the Company, given in the event that Acquisition and, at and after the Effective Time, the Company, shall have failed, refused or been unable to satisfy all conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date or, if at or prior to the Closing Date:

             (i) any of Acquisition, the Company or its subsidiaries shall have sustained any loss or interference with respect to their respective businesses or properties from fire, flood, hurricane, earthquake, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, which loss or interference, in the sole judgment of the Initial Purchasers, has had or has a material adverse effect on the general affairs, management, business, financial condition, properties or results of operations of Acquisition, the Company and its subsidiaries, taken as a whole, or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of Acquisition, the Company or any of its subsidiaries), in the general affairs, management, business, financial condition, properties or results of operations of Acquisition, the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto);

             (ii) trading in securities of Acquisition, the Company or any of its subsidiaries or in securities generally on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market shall have been suspended or minimum or maximum prices shall have been established on any such exchange;

             (iii) a banking moratorium shall have been declared by New York or United States authorities;

             (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency, or (C) any material change in the financial markets of the United States that, in the case of (A), (B) or (C) above, in the sole judgment of the Initial Purchasers, makes it impracticable or inadvisable to proceed with the delivery of the Notes as contemplated by the Final Memorandum, as amended as of the date hereof; or

             (v) any securities of Acquisition, the Company or any of its subsidiaries shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization.

          (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in
Section 10 hereof.

          12.  Notices.  All communications hereunder shall be in writing and,
               -------
(i) if sent to the Initial Purchasers, shall be hand delivered, mailed by first-class mail, couriered by next-day air courier or telecopied and confirmed in writing to CIBC World Markets Corp., 425 Lexington Avenue, 3rd Floor, New York, New York 10017, Attention: Corporate Finance Department, telecopy number:
(212) 885-4998; with a copy to Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, Attention: Roger Meltzer, Esq., telecopy number: (212) 269-5420 and (ii) if sent to Acquisition or the Company, shall be hand delivered, mailed by first-class mail, couriered by next-day air courier or telecopied and confirmed in writing to TNP Enterprises, Inc., c/o Laurel Hill Capital Partners LLC, 2 Robbins Lane, Suite 201, Jericho, New York 11753,
Attention: Kathleen Marion, telecopy number: (516) 933-3108; with a copy to Milbank, Tweed, Hadley and McCloy LLP, 1 Chase Manhattan Plaza, New York, New York 10005, Attention: M. Douglas Dunn, telecopy number: (212) 530-5219.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier guaranteeing overnight delivery; and when receipt is acknowledged by the addressee, if telecopied.

          13.  Successors.  This Agreement shall inure to the benefit of and be
               ----------
binding upon the Initial Purchasers and Acquisition and, at and after the Effective Time, the Company, and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of Acquisition and, at and after the Effective Time, the Company, contained in
Section 8 of this Agreement shall also be for the benefit of the directors, officers, employees and agents and any person or persons who control the Initial Purchasers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchasers contained in Section 8 of this Agreement shall also be for the benefit of the directors, officers, employees and agents of Acquisition and, at and after the Effective Time, the Company and any person or persons who control Acquisition and, at and after the Effective Time, the Company, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. No purchaser of Notes from any Initial Purchaser will be deemed a successor because of such purchase.

          14.  No Waiver; Modifications in Writing.  No failure or delay on the
               -----------------------------------
part of Acquisition and, at and after the Effective Time, the Company, or the Initial Purchasers in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to Acquisition and, at and after the Effective Time, the Company, or the Initial Purchasers at law or in equity or otherwise. No waiver of or consent to any departure by Acquisition and, at and after the Effective Time, the Company, or the Initial Purchasers from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof, provided that notice of any such waiver shall be given to each party
         --------
hereto as set forth below. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of each of Acquisition and, at and after the Effective Time, the Company, and the Initial Purchasers. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by Acquisition and, at and after the Effective Time, the Company, or the Initial Purchasers from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on Acquisition and, at and after the Effective Time, the Company, in any case shall entitle Acquisition and, at and after the Effective Time, the Company, to any other or further notice or demand in similar or other circumstances.

          15.  Information Supplied by the Initial Purchasers.  The statements
               ----------------------------------------------
set forth in the first sentence of the fifth paragraph, the third and fourth sentences of the seventh paragraph and the entire tenth paragraph, in each case under the heading "Plan of Distribution" in the Final Memorandum (to the extent such statements relate to the Initial Purchasers) constitute the only information furnished by the Initial Purchasers to Acquisition and the Company for purposes of Sections 2(a) and 8 hereof.

          16.  Entire Agreement.  This Agreement constitutes the entire
               ----------------
agreement among the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, among the parties hereto with respect to the subject matter hereof.

          17.  APPLICABLE LAW.  THE VALIDITY AND INTERPRETATION OF THIS
               --------------
AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAW.

          18.  Assumption Permitted.  The assumption by the Company pursuant to
               --------------------
the Assumption Agreement of the obligations of Acquisition hereunder shall be permitted without the written consent of any of the parties hereto.

          19.  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this Agreement shall constitute a binding agreement among Acquisition and the Initial Purchasers.

                              Very truly yours,

                              ST ACQUISITION CORP.

                                 /s/
                              By:____________________________

                              Name: Theodore A. Babcock

                              Title:Vice President and Treasurer

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

CIBC WORLD MARKETS CORP.

    /s/
By:__________________________

Name: Micheal G. Masselli

Title: Managing Director


CHASE SECURITIES INC.

By:__________________________
   Name:
   Title:

          If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this Agreement shall constitute a binding agreement among Acquisition and the Initial Purchasers.


                                        Very truly yours,


                                        ST ACQUISITION CORP.


                                        By:______________________
                                           Name:
                                           Title:


The foregoing Agreement is herevy confirmed and accepted as the date first above written.

CIBC WORLD MARKETS CORP.

By:__________________________
   Name:
   Title:


CHASE SECURITIES INC.

By:__________________________
   Name: David B. Capaldi
   Title: VP


BARCLAYS CAPITAL INC.

By:__________________________
   Name:
   Title:

          If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this Agreement shall constitute a binding agreement among Acquisition and the Initial Purchasers.


                                            Very truly yours,

                                            ST ACQUISITION CORP.

                                            By:________________________
                                               Name:
                                               Title:


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.


CIBC WORLD MARKETS CORP.

By:____________________________
   Name:
   Title:


CHASE SECURITIES INC.

By:____________________________
   Name:
   Title:

BARCLAYS CAPITAL INC.

   /s/
By:____________________________
   Name: VALEIRE LANE
   Title:MANAGING DIRECTOR

                                                                      Schedule 1
                                                                      ----------

CIBC World Markets Corp................................................          $132,000,000
Chase Securities Inc...................................................          $132,000,000
Barclays Capital Inc...................................................          $ 11,000,000
                                                                                   __________
Total..................................................................          $275,000,000
                                                                                 ============

                                                                       Exhibit A
                                                                       ---------

                         FORM OF ASSUMPTION AGREEMENT
                         ----------------------------

          ASSUMPTION AGREEMENT (this "Agreement"), dated as of April 7, 2000, is by TNP Enterprises, Inc., a Texas corporation (the "Company").

                              W I T N E S S E T H
                              -------------------

          WHEREAS, ST Acquisition Corp., a Texas corporation ("Acquisition"), has heretofore executed and delivered to CIBC World Markets Corp., Chase Securities Inc. and Barclays Capital Inc. (the "Initial Purchasers") a purchase agreement (the "Purchase Agreement"), dated as of March 31, 2000, providing for the terms pursuant to which the Initial Purchasers have purchased $275,000,000 aggregate principal amount of 10.25% Senior Subordinated Notes due 2010 (the "Notes") of Acquisition;

          WHEREAS, Acquisition has heretofore executed and delivered to the Initial Purchasers a registration rights agreement (the "Registration Rights Agreement"), dated as of April 7, 2000, providing for the registration of the Notes and the Exchange Notes (as defined in the Registration Rights Agreement) of Acquisition under the Securities Act of 1933, as amended;

          WHEREAS, Acquisition has been merged with and into the Company (the "Merger"); and

          WHEREAS, pursuant to the Purchase Agreement and the Registration Rights Agreement, the Company upon consummation of the Merger is required to assume all of the obligations of Acquisition under the Purchase Agreement and the Registration Rights Agreement and to execute and deliver this Agreement concurrently with the Merger.

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company covenants and agrees for the benefit of the Initial Purchasers as follows:

          1. ASSUMPTION. The Company hereby agrees to assume all of the obligations of Acquisition and all of its own obligations under the Purchase Agreement and the Registration Rights Agreement.

          2. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW PRINCIPLES THEREOF, SHALL GOVERN AND BE USED TO CONSTRUE THIS AGREEMENT.

          3. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

          IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed and delivered as of the date first above written, which is the date of the Merger.

                              TNP ENTERPRISES, INC.

                              By:___________________________
                                 Name:
                                 Title:

                                                                     Exhibit B-1
                                                                     -----------

            Form of Opinion of Milbank, Tweed, Hadley & McCloy LLP
            ------------------------------------------------------

          Opinion, dated the Closing Date and addressed to the Initial Purchasers, of Milbank, Tweed, Hadley & McCloy LLP, counsel to Acquisition and, at and as of the Effective Time, the Company, to the effect that:

          (1) The Notes, the Exchange Notes and the Private Exchange Notes, when executed and authenticated in accordance with the provisions of the Indenture as supplemented by the First Supplemental Indenture and, in the case of the Notes, delivered to and paid for by you in accordance with the terms of the Purchase Agreement, (A) will be valid and binding obligations of Acquisition and, at and as of the Effective Time, the Company, enforceable against Acquisition and, at and as of the Effective Time, the Company in accordance with their terms except as (x) may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or similar laws relating to or affecting creditors' rights generally and (y) the enforceability thereof is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing, and (B) will be entitled to the benefits of the Indenture as supplemented by the First Supplemental Indenture. The Notes are in the form contemplated by the Indenture.

          (2) The Indenture is a valid and binding agreement of Acquisition and, as supplemented by the First Supplemental Indenture, at and as of the Effective Time, is a valid and binding agreement of the Company, enforceable against Acquisition and, at and as of the Effective Time, the Company in accordance with its terms except as (x) may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or similar laws relating to or affecting creditors' rights generally and (y) the enforceability thereof is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

          (3) The Registration Rights Agreement is a valid and binding agreement of Acquisition, enforceable against Acquisition in accordance with its terms, except as (x) may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or similar laws relating to or affecting creditors' rights generally, (y) the enforceability thereof is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation,
(a) the possible unavailability
of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing, and (z) the enforceability of rights to indemnity and contribution thereunder may be limited by federal or state securities laws or principles of public policy.

          (4) The Assumption Agreement and, at and as of the Effective Time, the Registration Rights Agreement are valid and binding agreements of the Company, enforceable against the Company in accordance with their terms, except as (x) may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or similar laws relating to or affecting creditors' rights generally, (y) the enforceability thereof is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing, and (z) the enforceability of rights to indemnity and contribution thereunder may be limited by federal or state securities laws or principles of public policy.

          (5) The Notes, the Indenture, the Registration Rights Agreement, the Assumption Agreement, the Credit Agreement, the Statement of Resolution, the Shares Registration Rights Agreement and the Shares Assumption Agreement conform in all material respects to the descriptions thereof in the Final Memorandum under the captions "Description of Certain Indebtedness and Preferred Equity", "Description of the Notes" and "Exchange Offer; Registration Rights." The statements set forth in the Final Memorandum under the captions "Risk Factors -- Factors Relating to the Regulatory Environment" and "Business -- Government Regulation; Regulatory Matters" insofar as such statements purport to summarize certain provisions of United States Federal regulatory laws referred to therein, accurately summarize the matters referred to therein in all material respects, under existing law.

          (6) The Credit Agreement, the Shares Registration Rights Agreement and the Shares Assumption Agreement are valid and binding agreements of each of Acquisition and the Company to the extent that each is a party thereto, enforceable against each of Acquisition and the Company, to the extent each is a party thereto, in accordance with their terms, except as (x) may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or similar laws relating to or affecting creditors' rights generally,
(y) the enforceability thereof is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing, and (z) the enforceability of rights to indemnity and contribution thereunder may be limited by federal or state securities laws or principles of public policy.

          (7) Except as disclosed in, or specifically contemplated by the Final Memorandum and assuming your compliance with your representations and agreements in Section 9 of the Purchase Agreement, the execution, delivery and performance of the Purchase Agreement, the Indenture, the First Supplemental Indenture, the Registration Rights Agreement, the Assumption Agreement, the Notes, the Shares Purchase Agreement (assuming your compliance with your representations and agreements in Section 9 thereof), the Shares Registration Rights Agreement and the Shares Assumption Agreement by Acquisition and the Company, as applicable, the compliance by Acquisition and the Company, as applicable, with all provisions thereof, the consummation of the transactions contemplated thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any U.S. Federal or New York state court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states or in connection with the registration under the Securities Act of the Notes in accordance with the Registration Rights Agreement or the qualification of the Indenture as supplemented by the First Supplemental Indenture under the Trust Indenture Act), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, any indenture, loan agreement, mortgage, lease or other agreement or instrument, that is identified to us by Acquisition and, at and as of the Effective Time, the Company as material to Acquisition or the Company and its subsidiaries, taken as a whole, to which Acquisition or, at and as of the Effective Time, the Company or any of its subsidiaries is a party or by which Acquisition or, at and as of the Effective Time, the Company or any of its subsidiaries or their respective property is bound and set forth on Annex A hereto, (iii) violate or conflict with any applicable U.S. Federal or New York state law or any rule, regulation, judgment, order or decree of any U.S. Federal or New York state court or governmental body or agency having jurisdiction over Acquisition or, at and as of the Effective Time, the Company, any of its subsidiaries or their respective property of which we have knowledge or (iv) result in the imposition of any lien upon or with respect to any properties or assets now owned or hereafter acquired by Acquisition or, at and as of the Effective Time, the Company or any of its subsidiaries, except where the failure to obtain any such consent, approval, authorization, order or qualification or where such conflicts, breaches, defaults, failures, violations or liens would not have a Material Adverse Effect or materially and adversely affect the issuance of the Notes.

          (8) The execution, delivery and performance of the Credit Agreement will not result in any violation of any United States Federal or New York State law, rule or regulation.

          (9) Except as set forth in the Final Memorandum, we do not know of any outstanding options, warrants or other rights to purchase from Acquisition, agreements or other obligations of Acquisition to issue or other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in Acquisition or any holder of securities of Acquisition that is entitled to have such securities registered under the Registration Statement; and except as set forth in the Final Memorandum, we do not know of any agreement, understanding or arrangement among Acquisition and its stockholders or any other person relating to the ownership or disposition of any capital stock of Acquisition or the election of directors of Acquisition or the governance of Acquisition's affairs, and, if any, such agreements, understandings and arrangements will not be breached or violated as a result of the execution and delivery of, or the consummation of the transactions contemplated by, the Purchase Agreement and the other Transaction Documents.

          (10) We do not know of (i) any legal, regulatory or governmental proceedings pending or threatened to which Acquisition or the Company or any of its subsidiaries is a party or to which any of their respective property is subject, that are not disclosed in, or specifically contemplated by, the Final Memorandum and which, if adversely decided, would be expected to result in a Material Adverse Effect, or that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the Transactions or the issuance and sale of the Notes or the application of the proceeds therefrom or the other transactions described in the Final Memorandum; and (ii) any legal or governmental proceedings, nor any contracts or other documents required by the Securities Act to be described in a prospectus that have not been described in the Final Memorandum.

          (11) The execution, delivery, performance and, in particular, the issuance of the Notes being purchased by you today and the use of the proceeds thereof as contemplated by the Transactions will not result in a violation of Regulations T, U or X of the Board of Governors of the United States Federal Reserve System (12 C.F.R., Chapter II, as amended).

          (11) Neither Acquisition nor, at and as of the Effective Time, the Company or Texas New Mexico Power Company ("TNMP") is, and after giving effect to the offering and sale of the Notes and the application of the net proceeds thereof as described in the Final Memorandum neither Acquisition nor, at and as of the Effective Time, the Company or TNMP will be, an investment company required to be registered under the Investment Company Act of 1940, as amended.

          (12) No securities of Acquisition or, at and as of the Effective Time, the Company are of the same class (within the meaning of Rule 144A under the Securities Act) as the Notes and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.

          (13) The Indenture as supplemented by the First Supplemental Indenture complies as to form in all material respects with the requirements of the Trust Indenture Act, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder (other than the qualification of the Trustee thereunder); it is not necessary in connection with the offer, sale and delivery of the Notes to you in the manner contemplated by the Purchase Agreement or in connection with the initial resale of the Notes by you in accordance with Section 9 of the Purchase Agreement to qualify the Indenture as supplemented by the

First Supplemental Indenture under the Trust Indenture Act (it being understood that no opinion is expressed as to any resale of any Notes subsequent to the initial resale of the Notes by you in accordance with Section 9 of the Purchase Agreement).

          (14) No registration under the Securities Act of the Notes is required for the sale of the Notes by the Company to you as contemplated by the Purchase Agreement or for the initial resale of the Notes by you in accordance with Section 9 of the Purchase Agreement (it being understood that no opinion is expressed as to any resale of any Notes subsequent to the initial resale of the Notes by you in accordance with Section 9 of the Purchase Agreement) assuming that (i) each of you is a QIB or qualifies under Regulation S of the Securities Act, (ii) the accuracy of, and compliance with, your representations, warranties and agreements contained in Section 9 of the Purchase Agreement, (iii) the accuracy of the representations of the Company set forth in Sections 2(x), (y), and (dd) and 5(ix) of the Purchase Agreement, and (iv) that the Notes are issued, sold and delivered under the circumstances contemplated by the Final Memorandum and the Purchase Agreement.

                                                                     Exhibit B-2
                                                                     -----------

              Form of Opinion of Winstead Sechrest & Minick P.C.
              --------------------------------------------------

          Opinion, dated the Closing Date and addressed to the Initial Purchasers, of Winstead Sechrest & Minick P.C., special Texas counsel to Acquisition and, at and as of the Effective Time, the Company, to the effect that:

          (i) Acquisition has been duly incorporated and is validly existing in good standing as a corporation under the laws of the State of Texas.

          (ii) Acquisition has the authorized, issued and outstanding capitalization set forth in Section 4.08 of the Merger Agreement; all of the outstanding shares of capital stock of Acquisition have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights.

          (iii) Acquisition has the requisite corporate power and authority to execute, deliver and perform its obligations under the Notes, the Exchange Notes (as defined in the Registration Rights Agreement) and the Private Exchange Notes (as defined in the Registration Rights Agreement). The Notes, the Exchange Notes and the Private Exchange Notes have each been duly and validly authorized by Acquisition for issuance and, when executed by the Acquisition and authenticated by the Trustee in accordance with the provisions of the Indenture, and, in the case the Notes, delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, will have been duly executed, issued and delivered.

          (iv) Acquisition has the requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture. The Indenture has been duly and validly authorized, executed and delivered by Acquisition.

          (v) Acquisition has the requisite corporate power and authority to execute, deliver and perform its obligations under the Purchase Agreement. The Purchase Agreement has been duly and validly authorized, executed and delivered by Acquisition.

          (vi) Acquisition has the requisite corporate power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement. The Registration Rights Agreement has been duly and validly authorized, executed and delivered by Acquisition.

          (vii) Acquisition has the requisite corporate power and authority to execute, deliver and perform its obligations under the other Transaction Documents not specified in the foregoing opinions to which it is a party. Such other Transaction Documents have been duly and validly authorized by Acquisition and executed and delivered by Acquisition. The Merger Agreement constitutes a valid and legally binding agreement of Acquisition, enforceable against Acquisition in accordance with its terms except that the enforcement thereof may be limited by the Enforceability Exceptions.

          (viii) To the best of our knowledge, without any independent investigation, no consent, approval, authorization, license, qualification, exemption or order of any court or governmental agency or body or third party is required for the performance of the Purchase Agreement, the Registration Rights Agreement, the Assumption Agreement, the Notes, the Indenture, the First Supplemental Indenture or any Transaction Document by Acquisition or for the consummation by Acquisition of any of the transactions contemplated thereby, or the application of the proceeds of the issuance of the Notes as described in the Final Memorandum, except as has already been acquired or as may be required under state securities or "Blue Sky" laws in connection with the purchase and distribution of the Notes by the Initial Purchasers; to the best knowledge of such counsel, without any independent investigation, all such consents, approvals, authorizations, licenses, qualifications, exemptions and orders set forth in the Final Memorandum which are required to be obtained by the Closing Date have been obtained or made, as the case may be, and are in full force and effect and not the subject of any pending or threatened attack by appeal or direct proceeding or otherwise.

          (ix) The execution, delivery and performance by Acquisition of the Purchase Agreement, the Registration Rights Agreement, the Notes, the Indenture and the Transaction Documents and the consummation by Acquisition of the transactions contemplated thereby and by the Final Memorandum and the fulfillment of the terms thereof will not (a) violate, conflict with or constitute or result in a breach of (or an event that, with notice or lapse of time, or both, would constitute a breach of) the articles of incorporation or bylaws of Acquisition, (b) to the best of our knowledge, without any independent investigation, violate, conflict with or constitute or result in a breach of or a default under (or an event that, with notice or lapse of time, or both, would constitute a breach of or a default under) any of (i) the terms or provisions of any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or agreement or instrument to which Acquisition is a party or to which any of its properties or assets are subject or (ii) (assuming compliance with all applicable state securities or "Blue Sky" laws) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or other body applicable to Acquisition or any of its properties or assets or (c) result in the imposition of any lien upon or with respect to any of the properties or assets now owned or hereafter acquired by Acquisition, which violation, conflict, breach, default or lien would, individually or in the aggregate, have a Material Adverse Effect.

          (x) Except as described in the Final Memorandum, to the best or our knowledge, without any independent investigation, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, governmental or otherwise, that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the Transactions or the issuance or sale of the Notes or the application of the proceeds therefrom or the other transactions described in the Final Memorandum.

          (xi) At and as of the Effective Time, the Company will have the requisite corporate power and authority to execute, deliver and perform its obligations under the Notes, the Exchange Notes (as defined in the Registration Rights Agreement) and the Private Exchange Notes (as defined in the Registration Rights Agreement). Immediately after the Effective Time, the Notes, the Exchange Notes and the Private Exchange Notes will have each been duly and validly authorized by the Company for issuance and, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture as supplemented by the First Supplemental Indenture, and, in the case of the Notes, delivered to the Initial Purchasers upon cancellation of the Notes issued by Acquisition in accordance with the terms of the Indenture as supplemented by the First Supplemental Indenture, will have been duly executed, issued and delivered.

          (xii) At and as of the Effective Time, the Company will have the requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture as supplemented by the First Supplemental Indenture. The Indenture as supplemented by the First Supplemental Indenture has been duly and validly authorized, executed and delivered by the Company.

          (xiii) At and as of the Effective Time, the Company will have the requisite corporate power and authority to execute and deliver the Assumption Agreement and perform its obligations under the Purchase Agreement and the Registration Rights Agreement. Immediately after the Effective Time, the Assumption Agreement, the Purchase Agreement and the Registration Rights Agreement will have each been duly and validly authorized by the Company and the Assumption Agreement will have been duly and validly executed and delivered by the Company.

          (xiv) At and as of the Effective Time, the Company will have the requisite corporate power and authority to execute, deliver and perform its obligations under the other Transaction Documents (other than the Merger Agreement) not specified in the opinions set forth in paragraphs (xi) through (xiii) above to which it is a party. Immediately after the Effective Time, such other Transaction Documents will have been duly and validly authorized, executed and delivered by the Company.

          (xv) Upon the issuance by the Secretary of State of Texas of a certificate of merger, the Merger will be effective under Texas law.

                                                                     Exhibit B-3
                                                                     -----------

                     Form of Opinion of Haynes & Boone LLP
                     -------------------------------------

          Opinion, dated the Closing Date and addressed to the Initial Purchasers, of Haynes & Boone LLP, special Texas counsel of the Company, to the effect that:

          (i) The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Merger Agreement. The Merger Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms except that the enforcement thereof may be limited by the Enforceability Exceptions.

          (ii) The execution, delivery and performance by the Company of the Purchase Agreement, the Registration Rights Agreement, the Assumption Agreement, the Notes, the Indenture, the First Supplemental Indenture and the other Transaction Documents and the consummation by the Company of the transactions contemplated thereby and by the Final Memorandum and the fulfillment of the terms thereof will not violate, conflict with or constitute or result in a breach of or a default under (or an event that, with notice or lapse of time, or both, would constitute a breach of or a default under) (i) the articles of incorporation or bylaws of any of the Company or any of its subsidiaries (or similar organizational documents) or (ii) (assuming compliance with all applicable federal and state securities or "Blue Sky" laws, the Public Utility Regulatory Act, tex. util. code (S) 1.001 et seq. and the rules and regulations of the Public Utility Commission of Texas) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or other body applicable to the Company or any of its subsidiaries or any of their respective properties or assets.

          (iii)  The Merger has become effective under Texas law.

                                                                     Exhibit B-4
                                                                     -----------

                    Form of Opinion of Michael D. Blanchard
                    ---------------------------------------

          Opinion, dated the Closing Date and addressed to the Initial Purchasers, of Michael D. Blanchard, General Counsel of the Company, to the effect that:

          (i) Each of the Company and its subsidiaries has been duly incorporated and each of the Company and its subsidiaries is validly existing in good standing as a corporation under the laws of the State of Texas, with the requisite corporate power and authority to own its properties and conduct its business as now conducted as described in the Final Memorandum and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the general affairs, management, business, financial condition, properties or results of operations of the Company and its subsidiaries, taken as a whole (any such event, a "Material Adverse Effect").

          (ii) The Company has the authorized, issued and outstanding capitalization set forth in the Final Memorandum; to my best knowledge, except as set forth in Section 3.01 of the Company Disclosure Letter (as defined in the Merger Agreement), the Company does not have subsidiaries or own directly or indirectly any of the capital stock or other equity or long-term debt securities of or have any equity interest in any other person; all of the outstanding shares of the Company and the subsidiaries of the Company have been duly authorized and validly issued, are fully paid and non-assessable and were not issued in violation of any preemptive or similar rights, and are owned free and clear of all liens, encumbrances, equities, restrictions on transferability (other than those imposed by the Securities Act and the state securities or "Blue Sky" laws) or voting; except as set forth in Section 3.01 of the Company Disclosure Letter, all of the outstanding shares of capital stock of the Company's subsidiaries are owned, directly or indirectly, by the Company.

          (iii) Except as set forth in the Final Memorandum, no options, warrants or other rights to purchase from the Company or any of its subsidiaries, agreements or other obligations of the Company or any of its subsidiaries to issue or other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in the Company or any of its subsidiaries are outstanding and no holder of securities of the company or any of its subsidiaries is entitled to have such securities registered under the Registration Statement; and except as set forth in the Final Memorandum, to my best knowledge, there is no agreement, understanding or arrangement among the Company or any of its subsidiaries and each of their respective shareholders or any other person relating to the ownership or disposition of any capital stock of the company or any of its subsidiaries or the election of directors of the Company or any of its subsidiaries or the governance of the Company's or any of its subsidiaries affairs, and, if any, such agreements, understanding, and arrangements will not be breached or violated as a result of the execution and delivery of, or the consummation of the transactions contemplated by, the Purchase Agreement and the other Transaction Documents.

          (iv) The execution, delivery and performance by the Company of the Purchase Agreement, the Registration Rights Agreement, the Assumption Agreement, the Notes, the Indenture and the First Supplemental Indenture and the consummation by the Company of the transactions contemplated thereby and by the Final Memorandum and the fulfillment of the terms thereof will not (a) violate, conflict with or constitute or result in a breach of or a default (or an event that, with notice or lapse of time, or both, would constitute a breach of or a default) under the terms or provisions of any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or instrument to which the Company or any of its subsidiaries is a party or to which any of their respective properties or assets are subject, or (b) result in the imposition of any lien upon or with respect to any of the properties or assets now owned or hereafter acquired by the Company or any of its subsidiaries, which violation, conflict, breach, default or lien would, individually or in the aggregate, have a Material Adverse Effect.

          (v) To my best knowledge, none of the Company or its subsidiaries has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights that, if such assertion of infringement or conflict were sustained, would, individually or in the aggregate, have a Material Adverse Effect.

          (vi) Each of the Company and its subsidiaries possesses all Permits presently required or necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its respective business as now or proposed to be conducted as set forth in the Final Memorandum, except where the failure to obtains such permits would not, individually or in the aggregate, have a Material Adverse Effect; each of the Company and its subsidiaries has fulfilled and performed all of its obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit; and, to my best knowledge, none of the Company or its subsidiaries has received any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Final Memorandum or except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect. For purposes of this opinion, "Permits" is defined as all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals presently required or necessary to own or lease, as the case may be, and to operate the Company's respective businesses as now or proposed to be conducted as set forth in the Final Memorandum (or, if the Final Memorandum is not in existence, the most recent Preliminary Memorandum).

          (vii) The statements set forth in the Final Memorandum under the captions "Risk Factors -- Factors Relating to TNP and its Subsidiaries," "Business -- Amendments to TNP and TNMP's Articles of Incorporation," and "Description of Certain Indebtedness and Preferred Equity -- TNMP -- Preferred Equity" insofar as such statements purport to summarize legal documents or provisions thereof, are fair summaries of the documents or provisions thereof so summarized.

                                                                     Exhibit B-5
                                                                     -----------

                Form of Opinion of Fulbright & Jaworski L.L.P.
                ----------------------------------------------

          Opinion, dated the Closing Date and addressed to the Initial Purchasers, of Fulbright & Jaworski L.L.P., special Texas regulatory counsel to the Company, to the effect that:

          1. All consents, authorizations, and approvals needed for the execution, delivery, and completion of the Transaction Documents under the requirements of the Public Utility Act, tex. util. code (S) 1.001 et seq. and the rules and regulations of the PUCT have been obtained and the February 22, 2000 Order of the PUC in Docket No. 21112 finding the merger of ST Acquisitions, Inc. and TNP Enterprises, Inc. to be in the public interest is in full force and effect and is not, to the best knowledge of counsel, the subject of any pending or threatened attack by appeal, direct proceeding, or otherwise.

          2. We are of the opinion that the statements set forth under the captions "Risk Factors--Factors Relating to the Regulatory Environment--Adverse Effects of Government Regulation" and "Business--Government Regulations; Regulatory Matters (Texas)" in the Final Memorandum, insofar as such statements purport to summarize Texas law and regulations pertaining to the PUCT's regulation of public utilities and to summarize orders of the PUCT and insofar as such statements are summaries of matters of law or legal conclusions, are accurate summaries in all material respects.

                                                                     Exhibit B-6
                                                                     -----------

            Form of Opinion of Rubin, Katz, Salazar, Alley & Rouse
            ------------------------------------------------------

          Opinion, dated the Closing Date and addressed to the Initial Purchasers, of Rubin, Katz, Salazar, Alley & Rouse, special New Mexico regulatory counsel to the Company, to the effect that:

          1. A sufficient and valid order authorizing the Company to enter into the transactions referred to in the Purchase Agreement has been entered by the New Mexico Public Regulation Commission (the Order dated January 18, 2000), and, to our knowledge after due inquiry, the Order is still in full force and effect, and no other or further order, approval, authorization, license, qualification, exemption or consent of, or registration or filing with, the New Mexico Public Regulation Commission, or any other court or governmental agency, body or official of New Mexico is legally required for the performance of the Purchase Agreement, the Registration Rights Agreement, the Assumption Agreement, the Notes, the Indenture, the First Supplemental Indenture or any Transaction Document by the Company or for the consummation by the Company of any of the transactions contemplated thereby, or the application of the proceeds of the issuance of the Notes as described in the Final Memorandum, except as has already been acquired (or as may be required under state securities or "Blue Sky" laws in connection with the purchase and distribution of the Notes by the Initial Purchasers as to which we express no opinion). All such consents, approvals, authorizations, licenses, qualifications, exemptions and orders set forth in the Final Memorandum which are required to be obtained by the Closing Date have been obtained or made, as the case may be, and are in full force and effect. To our knowledge after due inquiry, no investigation, action, suit or proceeding is pending or threatened against the Company in New Mexico that seeks, or reasonably is expected, to rescind, terminate, modify or suspend any such government approval.

          2. The execution, delivery and performance by the Company of the Purchase Agreement, the Registration Rights Agreement, the Assumption Agreement, the Notes, the Indenture, the First Supplemental Indenture and the other Transaction Documents and the consummation by the Company of the transactions contemplated thereby and by the Final Memorandum and the fulfillment of the terms thereof, to our knowledge after due inquiry, will not (a) violate, conflict with or constitute or result in a breach of or a default under (or an event that, with notice or lapse of time, or both, would constitute a breach of or a default under) any of (i) the terms or provisions of any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or agreement or instrument to which the Company or any of its subsidiaries is a party or to which any of their respective properties or assets are subject, (ii) the articles of incorporation or bylaws of any of the Company or any of its subsidiaries (or similar organizational document), or (iii) (assuming compliance with all applicable state securities or "Blue Sky" laws as to which we express no opinion) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or other body of the State of New Mexico applicable to the Company or any of its subsidiaries or any of their respective properties or assets or (b) result in the imposition of any lien upon or with respect to any of the properties or assets now owned or hereafter acquired by the Company or any of its subsidiaries, which violation, conflict, breach, default or lien would, individually or in the aggregate, have a Material Adverse Effect in each case under the laws of New Mexico.

          3. The statements set forth under the captions "Risk Factors -- Factors Relating to the Regulatory Environment," and "Business -- Government Regulations; Regulatory Matters, New Mexico" in the Final Memorandum, insofar as such statements purport to summarize legal documents, are fair summaries of the documents so summarized and, insofar as such statements are summaries of matters of law or legal conclusions for the State of New Mexico, are accurate summaries in all material respects.